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                          OILSEED DEVELOPMENT AGREEMENT


         This Agreement is made and entered into effective as of this 8th day of May, 1996, by and between Calgene, Inc. and Monsanto Company. Based upon the mutual consideration between the Parties recited below, the Parties do hereby agree as follows:

     ARTICLE 1.  BACKGROUND AND PARTIES

         1.01 Calgene, Inc., ("Calgene") is a Delaware corporation, having a principal place of business at 1920 Fifth Street, Davis, California 95616.

         1.02 Monsanto Company ("Monsanto") is a Delaware corporation, having a principal place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

         1.03 Calgene owns certain technology useful in manipulating seed oil composition, and other technology applicable to the expression of traits in plants which can be used to express genes for oil modification, meal modification or the introduction of useful agronomic traits into oilseed crops.

         1.04 Calgene is willing to grant, and Monsanto desires to obtain, a license under such Calgene technology to manufacture, have manufactured, use and sell oilseed products in accordance with the terms and conditions set forth herein.

         1.05 Monsanto has proprietary rights to certain technology applicable to the engineering of plants and in plant expression, as well as technology for introducing agronomic traits, which is useful in the improvement of oilseeds and in modifying oil composition.

         1.06 Monsanto is willing to grant, and Calgene desires to obtain, a license under such Monsanto technology to manufacture, have manufactured, use and sell oilseed products in accordance with the terms and conditions set forth herein.

     ARTICLE 2.  DEFINITIONS

         For the purposes of this Agreement, the following words and phrases shall have the following meanings:

         2.01  "Affiliates" shall mean a Calgene Affiliate or a Monsanto
     Affiliate.




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         2.02   "Agronomic   Genes"  shall  mean  genes   encoding  for  disease
     resistance, herbicide tolerance, cold tolerance, shatter resistance, yield improvement, earliness, insect tolerance, drought resistance and heat resistance and other genes that reduce the net unit cost of production of agricultural crop plants.

         2.03 "Calgene Affiliate" shall mean any company or other legal entity which controls, or is controlled by, or is under common control with Calgene, control meaning the holding , directly or indirectly, of more than twenty percent (20%) of (i) the capital and/or (ii) the voting rights and/or (iii) the right to elect or appoint directors; provided, however, that this Paragraph 2.03 shall not include Monsanto or any Monsanto Affiliates.

         2.04 "Calgene Chemical, Inc." shall mean the wholly owned subsidiary of Calgene located at 7247 North Central Park Drive, Skokie, IL 60076.

         2.05 "Calgene Patent Rights" shall mean the patent applications listed in Exhibit D as well as any and all patents maturing from the respective applications or maturing from applications that are divisionals, continuations, continuations-in-part of these applications and any and all reissues or extensions of any of the foregoing, and as added from time to time per Paragraph 3.04 herein.

         2.06    ***************************    shall    mean   each   of:   (a)
     *********************  which produce  ***********  which produces:  (i) ***
     which (A) is within the ***************** described in Exhibit B hereto for such **** and (B) does not **************************
     *****************************************************************  and (ii)
     *** which is a ***********************************************  **** of the
     following   ***********  from  the  *****************  of  such  ****:  (A)
     *********************************************************       or      (B)
     *********************************************      or     (C)     *********
     *************************  of any ********* that is  ******************* in the *************************************************;

     (b) ******************************** described in (a) above; and

     (c) ******************************** described in (b) above.

         2.07  ***************************************** shall mean *****
     *********************** that ***************************************
     *********.






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         2.08    ****************************    shall   mean   each   of:   (a)
     **************************************************************        which
     produce: (i) ***** which (A) is within ********************* described in Exhibit A hereto for such ****; and (B) does not ****************** ********************************* from the ***************** of such ****
     and (ii) **** which is a  *****************  of the  *************  **** or
     with    one   or   more    of   the    *********************    from    the
     ********************************     (A)    *******************************
     **************************   or   (B)    **********************************
     ********** or (C)  **********************************  of any ******** that
     is    *******************    in    the    *********************************
     ****************  or (D)  ********************************************  the
     ************************    that   are   ***********************   in   the
     ***************************   provided   that  the   **********************
     ***************************  than the ***** in the  ******************  for the ***** provided, however, that with respect to paragraphs 2.08 (a) (ii),
     (A),  (B),  (C),  and  (D)  above,  Monsanto  and  Calgene  shall  both  be
     ************************************      should      ************     have
     ********************************* and should ************************ be in the interest of both Parties;

     (b) ******************************** described in (a) above; and

     (c) ******************************** described in (b) above.

         2.09 "Cost of Goods Sold" shall mean a Party's direct and indirect costs, which are reasonable and necessary, incurred by Monsanto or a Monsanto Affiliate in producing a Licensed Product or incurred by the Oils Division in producing all products, as the case may be, in accordance with general accepted accounting principles consistently applied and with general industry practices, but excluding amounts included in Overhead Allocation, Research Expenses or Selling, Administration and General Expenses.

         2.10  "Effective Date" shall mean the date first above written.

         2.11   *******************************   shall   mean   each  of:   (a)
     *********************  which produce  ***********  which produce:  (i) ****
     which (A) is within the ***************** described in Exhibit C hereto ************* and (B) does not **************************
     ************************* from the  ****************************** and (ii)
     **** which is a ******************************** or with one or more of the
     following   **************************************   of  such   *****   (A)
     *********************************************************       or      (B)
     *********************************************

     (b) ******************************** described in (a) above; and

     (c) ******************************** described in (b) above.



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         2.12  "Licensed  Method"  shall mean any method  whose use or  practice would, in the absence of a license, infringe one or more claims of a patent application or an unexpired patent included in the Calgene Patent Rights or
     Monsanto   Patent  Rights,   respectively,   which  has  not  been  finally
     adjudicated to be invalid by a court of competent jurisdiction.

         2.13 "Licensed Products" shall mean materials, or materials produced by a Licensed Method, including but not limited to vectors, bacterial cells, plant cells, plants or seeds, in each case containing a transgene or otherwise modified by genetic engineering, or products of such transgenic materials, plant cells, plants or seeds which in the course of their manufacture, use or sale would, in the absence of a license, infringe one or more claims of an unexpired patent included in the Calgene Patent Rights, which has not been finally adjudicated to be invalid by a court of competent jurisdiction.

         2.14    ************************************    shall   mean,   through
     ********************    either:   (a)    **********************************
     *******************************************    or   (b)    **********   the
     **********************   which   is    ************************************
     ******************************************    Any   such    ***************
     ********************************************************  are  specifically excluded from this definition.

         2.15 "Monsanto Affiliate" shall mean any company or other legal entity which controls, or is controlled by, or is under common control with Monsanto, control meaning the holding, directly or indirectly, of more than twenty percent (20%) of (i) the capital and/or (ii) the voting rights and/or (iii) the right to elect or appoint directors; provided, however, that this Paragraph 2.15 shall not include Calgene or any Calgene Affiliates.

         2.16 "Monsanto Patent Rights" shall mean the patent applications listed in Exhibit E as well as any and all patents maturing from the respective applications or maturing from applications that are divisionals, continuations, continuations-in- part of these applications and any and all reissues or extensions of any of the foregoing, and as added from time to time per Paragraph 3.04 herein.

         2.17 "Net Profits for Licensed Products" shall mean, for each Licensed Product, (a) the Net Sales of such Licensed Product minus (b) with respect to such Licensed Product, the sum of : (i) Cost of Goods Sold; (ii) the Selling, Administration and General Expenses; (iii)




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     the Overhead  Allocation;  (iv) interest expenses;  and (v) other expenses, all determined under generally accepted accounting principles consistently applied.

         2.18 "Net Profits of the Oils Division" shall mean, for all of its products, (a) the Net Sales of such products minus (b) with respect to such products, the sum of : (i) Cost of Goods Sold; (ii) the Research Expenses;
     (iii) Selling, Administration and General Expenses; (iv) the Overhead Allocation; (v) interest expenses; and (vi) other expenses, all determined under generally accepted accounting principles consistently applied.

         2.19 "Net Sales" shall mean the gross invoiced sales price charged by a Party, its Affiliates and sublicensees for all Licensed Products in the case of Monsanto and for all products in the case of the Oils Division, after deduction of the following items, provided and to the extent such items are incurred and do not exceed reasonable and customary amounts in the market in which such sale occurred: (i) trade and quantity discounts and rebates; (ii) credits or allowances given or made for rejection or return of previously sold Licensed Products or products as the case may be;
     (iii) any tax or government charge (other than an income tax or value added tax) levied on the sale; and (iv) any charges for freight or insurance. Net Sales shall include all revenues earned by the Oils Division from Third Parties which are directly attributable to: (A) contracted research; or (B) royalties and licensing fees. Other revenues not collected directly by Monsanto from seed company licensees and any grower license revenues shall not be included within Net Sales. For example, if Monsanto collects grower license fees from a farmer and royalty revenues from a seed company, Calgene shall receive the benefit of direct profits attributable only from the royalty charged to the seed company. If any gross invoiced sales price of a Licensed Product or a product, as the case may be, is not determined on an arm's length basis, then such gross invoiced sales price shall, for the purposes of this Agreement, be deemed to be equal to the most recent gross invoiced sales price of such Licensed Product or product to a Third Party on an arms length basis.

         2.20 "Oils Division" shall mean that portion of Calgene's business operations having responsibility for research, development and/or commercialization of improved oilseed crops or modified oil, and/or selling of oilseed, oil or derivative oil products. Such business operations shall include, without limitation, Calgene Chemical, Inc.






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         2.21 "Overhead Allocation" shall mean the actual costs (without markup)
     reasonably allocated from a Party's corporate overhead to the business of Monsanto in making, using or selling Licensed Products or to the Oils Division in making, using or selling its products, for such expenses as:
     (a) facilities; (b) utilities, maintenance and depreciation; (c) regulatory services; (d) patent filing and prosecution and legal services; (e) royalties on expensed technology licenses; (f) human resource services; (g) financial, accounting, risk and treasury management services; (h) use of office and laboratory space, equipment and supplies at such locations which Calgene may maintain from time to time; (i) laboratory supplies and
     procurement  services;   (j)  greenhouse  and  growth  chamber  facilities,
     services  and  supplies;  and (k)  other  services  reasonably  charged  by
     Monsanto  or  Calgene   (including  without  limitation  library  services,
     laboratory services, information system and telecommunication services). Overhead Allocation shall exclude amounts included in Cost of Goods Sold, Research Expenses, or Selling, Administration and General Expenses.

         2.22 "Party" shall mean Monsanto or Calgene; "Parties" shall mean both Monsanto and Calgene.

         2.23 "Patent Rights" shall mean the Calgene Patent Rights and the Monsanto Patent Rights.

         2.24 "Research Expenses" shall mean research and development expenses determined in accordance with general accepted accounting principles consistently applied and with general industry practices, for the development of all of the products of the Oils Division, but excluding amounts included in either Overhead Allocation or Cost of Goods Sold.

         2.25 "Selling, Administration and General Expenses" shall mean selling, marketing, administrative and general expenses determined in accordance with general accepted accounting principles consistently applied and with general industry practices, for the commercialization of the Licensed Products for Monsanto and of all of the products of the Oils Division, but excluding amounts included in either Overhead Allocation or Cost of Goods Sold.

         2.26  ***************************  shall mean  ******************* ****
     that are  ********************************************************  *******
     and   which   have   been    ************************************    of   a
     ***************************************************************        from
     ***********   that   are    ***********************************************
     *********** provided, however, that Monsanto and Calgene shall both *************************************** should either Party have a



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     ******************************* and should *************************
     in the interest of both Parties.   *********************************
     ******************* are specifically excluded from this definition.

         2.27    ************************************ shall be **********
     that has the composition of Exhibit C and that has a ***************
     ********************************************************************
     *******************************************

         2.28    ***************************************** shall mean ****
     ************************ that contain *******************************
     *****

         2.29 "Technical Information" shall mean all trade secrets, know-how, knowledge, technology, means, methods, processes, practices, formulas, techniques, procedures, technical assistance, data, specifications, biological materials and other valuable information and materials of whatever nature, whether confidential or not, and whether proprietary or not, which is now in (or hereafter during the term of this Agreement comes into) the possession of the licensing Party and which is relevant to the development of any Licensed Product or products of the Oils Division, as the case may be.

         2.30 Third Party shall mean any person, corporation or other business entity other than Calgene, Monsanto and their respective Affiliates.

         2.31 "Valid Claim" means a claim of any unexpired patent or patent application in any country in the world, which shall not have been withdrawn, canceled or disclaimed, nor held invalid by a court of competent jurisdiction in an unappealed or unappealable decision.

     ARTICLE 3.  RIGHTS & OBLIGATIONS

         3.01    Grant to Monsanto.  Subject to the terms and conditions of this Agreement, Calgene grants to Monsanto during the term of this
     Agreement:  (a)  a worldwide, **********************************
     ****************************************************************
     ****************************************************************
     ************ royalty bearing (in accordance with Paragraph 4.02) license to make, have made, use and sell ************************** using Calgene Patent Rights, with rights to sublicense pursuant to Paragraph 3.01(e);

     (b)  a  worldwide,   *************  royalty  bearing  (in  accordance  with
     Paragraph 4.02) license to make, have made, use and sell (i) any ************************* and (ii) subject to Calgene obtaining



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     *******************************************************************
     ****************************** so long as the products described in (i) and
     (ii)   ******************************************   using  Calgene   Patent
     Rights, with rights to sublicense pursuant to Paragraph 3.01(e);

     (c) a worldwide, ************ with Calgene *******************
     **************************************************************
     **************************************************************
     ************ royalty bearing (in accordance with Paragraph 4.02) license to make, have made, use and sell (i) ***************** and (ii) subject to Calgene obtaining ************************
     **************************************************************
     so long as the products described in (i) and (ii) ************ *********************** using Calgene Patent Rights, with rights to sublicense pursuant to Paragraph 3.01(e); and

     (d) a worldwide, ************* royalty free license, with no right to sublicense, to make, have made and use, for research purposes only, oilseed
     products       other       than       *************************************
     *********************************************************** using
     Calgene Patent Rights;

     (e)     For      **********************************************************
     ************ the limited right to sublicense only transgenic plant germplasm produced by Monsanto (with the right to develop, use and sell new varieties and/or hybrids produced therefrom by traditional plant breeding) containing genes developed or in-licensed by Monsanto to any Third Party or any Monsanto Affiliate, provided that Monsanto shall not be permitted to in-license or otherwise acquire a gene from a Third Party and ************ license to that Third Party or an affiliate of that Third Party transgenic plant germplasm containing said gene falling within the scope of the Licensed Patents, and provided further that Monsanto shall provide notice of such sublicense to Calgene within a reasonable period before entering into such sublicense with a Third Party.

         3.02  Grant to Calgene. Subject to the terms and conditions of this Agreement, Monsanto grants to Calgene during the term of this
     Agreement:  (a) a worldwide, *************************************
     ******************************************************************
     ******************************************************************
     *************** and (ii) other agreements or options which are not limited as to field of use and which are signed as of the effective date hereof), royalty bearing (in accordance with Paragraph 4.03) license to make, have
     made,         use        and         sell         *************************
     ***************************************  using Monsanto Patent Rights, with rights to sublicense pursuant to Paragraph 3.02(d);



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     (b)  a  worldwide,  **************  royalty  bearing  (in  accordance  with
     Paragraph 4.03) license to make, have made, use and sell ********** ********************************************************** using Monsanto
     Patent Rights, without the right to sublicense (unless such sublicense was granted before such product became a ****************
     ***************************************************

     (c)  a  worldwide,   *************  royalty  bearing  (in  accordance  with
     Paragraph 4.03) license, with no right to sublicense, to make, have made and use, for research purposes only, oilseed products other than
     *******************************************************************
     *******************************************************************
     using Monsanto Patent Rights;

     (d)    for     ************************************************************
     ********* the limited right to sublicense only transgenic plant germplasm produced by Calgene (with the right to develop, use and sell new varieties and/or hybrids produced therefrom by traditional plant breeding) containing genes developed or in-licensed by Calgene to any Third Party or Calgene Affiliate, provided that Calgene shall not be permitted to in-license or otherwise acquire a gene from a Third Party and *********** license to that Third Party or affiliate of that Third Party transgenic plant germplasm containing said gene falling within the scope of the Licensed Patents, and provided further that Calgene shall provide notice of such sublicense to Monsanto within a reasonable period before entering into such sublicense with a Third Party;

     (e) Any licenses granted herein and any sublicensees granted a sublicense under Paragraph 3.02 to any **************** shall be required by Calgene
     to                            *********************************************
     *********************************** including but not limited to
     ****************************************************************
     ****************************************************************
     ******************* covering such **************** and

     (f) No license is granted herein to commercialize an ************** in any country in which *********************************** said
     ***************

         3.03  ************************************  With  respect to the rights granted under Paragraph 3.01 (c), Calgene shall not grant any additional licenses or sublicenses to Third Parties under Calgene Patent Rights for ********************************************* *********************** that
     ***********************************





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         3.04 Other  Rights and  Obligations  (a)  Calgene  and  Monsanto  shall consult from time to time regarding Monsanto and Calgene technology, patents and patent applications, which shall be ******************* ****** on the following basis: (i) US patents or applications and their foreign
     counterparts  shall  be  *******************************   *********  shall
     include  *******************************************  ****** (to the extent that such technology can be ***********), that are applicable to the development of ***************************
     *********************************************************************
     and (ii) US patents or applications and their foreign counterparts shall be
     *************************************        and       shall        include
     ***************************************************  (to  the  extent  that such technology can be ***********), that are applicable to the development of ***************************************************
     ******************************************************************
     *****************

     (b) With respect to the research rights granted under Paragraphs 3.01 (d) and 3.02 (c), each Party agrees to consider granting licenses covering additional products in the event that the other Party develops a commercially useful application;

     (c) Each Party grants to the other Party a ************* right during the term of this Agreement to use the Technical Information in connection with such Party's exercise of its rights and licenses granted hereunder. If a Party reasonably requests, the other Party shall provide to the requesting Party free of charge (other than reimbursement for reasonable out-of-pocket costs) all of the Technical Information.

         3.05 No Other Rights. Except as expressly provided herein, no other license, right or license is granted by this Agreement (by implication or otherwise) by either Party to the other Party to any other patent rights.

     ARTICLE 4.  CONSIDERATION, PAYMENTS & RECORDS

         4.01 Monsanto Fees. Except as provided for in Paragraph 10.13, in consideration for the licenses to Calgene Patent Rights granted hereunder, Monsanto shall pay to Calgene the following: (a) a *** ******, non-refundable licensing fee for licenses under Calgene Patent Rights granted under this Agreement, due upon signing of this agreement; (b) a *********** funded research and development payment to further the development of plant expression or oil modification technologies which may be added to Exhibit D under Paragraph 3.04, due upon signing of this agreement, such payment to be used by Calgene to fund research and development during the 3 year period beginning from



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     the effective date of this Agreement;  and (c) for any lump-sum license fee received on sublicenses granted by Monsanto under Paragraph 3.01(e) of this Agreement, **** of any such fees to Calgene at the time the fees are collected.

         4.02 Monsanto Royalties Due. (a) Except as provided for in Paragraph 10.13, in further consideration for the licenses to Calgene Patent Rights granted hereunder, Monsanto shall pay to Calgene a royalty equal to **** of the Net Profits for each Licensed Product calculated for such Licensed Product sold by Monsanto and Monsanto Affiliates; provided, however, that
     (i) Monsanto shall use reasonable efforts to obtain information as to Net Profits for each Licensed Product sold by Monsanto Affiliates, but Calgene recognizes that, for some Monsanto Affiliates, such information will not be available to Monsanto; and (ii) where such information is not available, Calgene and Monsanto shall negotiate in good faith on an alternative methodology to determine the compensation due to Calgene on such Net Profits;

     (b) Except as provided for in Paragraph 10.13, for Net Sales of Licensed Products by sublicensees of Monsanto or a Monsanto Affiliate, further consideration for the licenses to Calgene Patent Rights granted hereunder shall be paid to Calgene based on the greater of: (i) **** of any net license fees, royalties or other income received by Monsanto or a Monsanto Affiliate resulting from Third Party sales of Commodity Oilseed Products, Commodity Canola Products and Commodity High Stearate Canola Products that utilize Calgene Patent Rights under sublicenses granted by Monsanto or a Monsanto Affiliate. In no event will the definition of Net Profits of Licensed Products include items in this subparagraph; (ii) either: (A) **** of net sales of such sublicensees, provided that Monsanto's direct grower license revenues (or other revenues not collected from seed company licensees) are at least **** of such net sales; or (B) **** of Monsanto's direct grower license revenues (or other revenues not collected from seed company licensees) in the event that such revenues are less than **** of such net sales. In no event will the definition of Net Profits of Licensed Products include items in this subparagraph;

     (c) Earned royalties shall accrue to Calgene, subject to the provisions of Paragraph 4.06, when Licensed Products are invoiced, or if not invoiced, when delivered to a Third Party;

     (d) If a Licensed Product and several other items are sold and invoiced together, the discount on such sale shall be computed as a fraction, the numerator of which is the gross invoiced sales price of such Licensed Product and items as a bundle and the denominator of which is the sum of the then-current list prices of Monsanto, the



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     Monsanto Affiliate or their respective sublicensee, as the case may be, for such Licensed Product and items. Upon the invoicing or delivery of such bundle, the gross invoiced sales price for such Licensed Product shall be deemed to be: (i) the then-current list price of Monsanto, the Monsanto Affiliate or their respective sublicensee, as the case may be, for such Licensed Product; multiplied by (ii) the discount, as computed above.

         4.03 Calgene Royalties Due. In consideration for paying to Calgene the amount described in Paragraph 4.01(b) above, the licenses of Paragraph 3.02 and sharing Technical Information as provided in Paragraph 3.04(c), Calgene shall pay to Monsanto **** of the positive Net Profits of the Oils Division. If the Oils Division acquires new business operations, facilities, technologies and/or license rights after the Effective Date, then Monsanto shall have the option either: (i) to contribute **** of the amounts paid by the Oils Division for such acquisition; or (ii) to not contribute any such amount, in which case Monsanto's **** share of the positive Net Profits of the Oils Division shall be reduced accordingly.

         4.04 First Commercial Sale. (a) Monsanto shall promptly advise Calgene in writing of the first commercial sale of Licensed Products in each country. (b) The earned royalties described in Paragraph 4.02 shall be deemed to be payable for Licensed Products invoiced or delivered in each country of the world so long as the Calgene Patent Rights covering such Licensed Products have not expired or have not been declared invalid in such country.

         4.05 Royalty Reports (a) Beginning December 31, 1996, and annually thereafter, Monsanto shall submit to Calgene a progress report covering the activities related to the development and testing of all Licensed Products and the obtaining of the governmental approvals necessary for marketing them. These progress reports shall be made for each Licensed Product until the first commercial sale of that Licensed Product occurs in the United States.(b) After the first commercial sale of a Licensed Product anywhere in the world, Monsanto will make annual royalty reports to Calgene on or before February 28th of each year. Each such royalty report will cover the most recently completed calendar year and will show: (i) the gross sales and Net Profits for each Licensed Product; (ii) the number of each type of Licensed Product sold; (iii) the royalties, in U.S. dollars, payable hereunder with respect to such sales; (iv) the method used to calculate the royalty; and (v) the exchange rates used.(c) For each calendar year (commencing with calendar year 1997), Calgene will make annual reports to Monsanto on or before February 28th following each such year. Each such report will cover the most recently completed calendar year and will show:
     (i) the gross sales and Net Profits of
     the Oils Division; (ii) the number of each type of product sold by the Oils Division; (iii) the payments, in U.S. dollars, payable hereunder with respect to such sales; (iv) the method used to calculate the payments; and
     (v) the exchange rates used. (d) If no sales have been made during any calendar year, a statement to this effect shall be required.

         4.06 Manner of Payment (a) Concurrent with the submission of reports pursuant to Paragraph 4.05, Monsanto shall make the earned royalty payments then due and Calgene shall make the payments then due pursuant to Paragraph
     4.03. All payments hereunder shall be made by deposit of United States Dollars in the requisite amount to such bank account in the United States as the receiving Party may from time to time designate by notice to the other. As to the royalty payments payable to Calgene, amounts shall first be calculated in the currency in which the sale of a Licensed Product took place and then converted to U.S. Dollars at the closing buying rate for the last business day of the calendar year for which such payment is due, as set by Chase Manhattan Bank of New York. Payments shall be without set off and free and clear of any taxes, duties, fees or charges other than withholding taxes, if any.(b) If at any time legal restrictions prevent the prompt remittance of part or all royalties by Monsanto with respect to any country where a Licensed Product is sold, Monsanto shall have the right and option to make such payments by depositing the amount thereof in local currency to Calgene's account in a bank or other depository in such country. If, after one year, these legal restrictions still exist, Monsanto shall pay the royalties owed to Calgene in interest from its source of funds in the U.S.

         4.07 No Non-Monetary Consideration for Sales. Neither Party shall accept or solicit any non-monetary consideration in the sale of any Licensed Product or products, other than as would be reflected in the calculation of Net Sales. The use by a Party of commercially reasonable amounts of Licensed Products or products for promotional sampling shall not violate this prohibition.

         4.08 Records Retention. (a) Monsanto agrees to keep, and shall cause Monsanto Affiliates and sublicensees to keep, records showing all Licensed Products manufactured, used and/or sold and licensing of all Licensed Products in sufficient detail to permit Calgene to confirm the accuracy of Monsanto's earned royalty calculations. Calgene agrees to keep, and shall cause Calgene Affiliates and sublicensees to keep, records showing all products manufactured, used and/or sold by the Oils Division and licensing of all products by the Oils Division in sufficient detail to permit Monsanto to confirm the accuracy of Calgene's payment calculations. All determinations related to royalties and payments due under this Agreement shall be



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     made in accordance  with  generally  accepted  accounting  principles as is normal industry practice. (b) At the request of a Party, the other Party shall permit an independent, certified public accountant appointed by the requesting Party and reasonably acceptable to such other Party to examine, upon reasonable notice, and at reasonably times, records solely to the extent necessary to verify the other Party's calculations. Such records shall be kept and examination thereof shall be limited to a period of time no more than two (2) calendar years.(c) Prompt adjustment shall be made by the Parties to reflect the results of any such audit. The audit of a Party's records shall be at the auditing Party's expense provided that if a net aggregate discrepancy in the audited Party's favor of more than five percent (5%) is found, then the audited Party shall be obligated to reimburse the auditing Party for the cost of the audit. (d) The Parties agree that any dispute arising from an audit of a Party's records and which can not be resolved by the Parties shall be subject to the following arbitration procedure; (i) the Parties shall first have their respective CEO's meet to review the issues raised by the audit, provided that, in the event that Monsanto has acquired a majority of the outstanding Calgene stock, an independent director of the Calgene board shall stand in for the Calgene CEO in such audit review; and (ii) should the procedure in 4.08(d)(i) fail to resolve the dispute, the parties shall appoint an outside arbitrator which is acceptable to both parties, with authority to resolve the dispute.

         4.09 Late Payment. Notwithstanding any other remedy available to either Party under the provisions of this Agreement, if any sum of money owned to a Party hereunder is not paid when due, the unpaid amount shall bear interest at the lesser of: (a) a rate of 10% per annum or (b) maximum interest rate under applicable law, calculated from the date payment was due until actually received by such Party.

         4.10    ********************************.    If   the    **************
     *****************************************************************   to   be
     *****************************     which    becomes    *********************
     *****************************************************************        or
     ******************************     or    through    ***********************
     ******************************    (hereinafter    referred    to    as   an
     **********************),    then    ***************************************
     ************   which   shall   ********************************************
     ********************* would have been ******************************* *****
     pursuant to this Agreement, *********************************.








                                        -14-

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     ARTICLE 5.  REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

         5.01 Representations and Warranties. (a) Calgene represents and warrants that: (i) it has the right to grant the licenses described herein;
     (ii) it has not previously granted (except for agreements with Third Parties described in Paragraph 3.01(a)), and will not grant to any Third Party during the term of this Agreement, any rights and licenses under the Calgene Patent Rights that are inconsistent with the rights granted to Monsanto herein; and (iii) it has full power, right and authority to enter into and carry out its obligations under this Agreement;

     (b) Monsanto represents and warrants that: (i) it has the right to grant the licenses described herein; (ii) it has not previously granted (except for agreements with Third Parties described in Paragraph 3.01(b)), and will not grant to any Third Party during the term of this Agreement, any rights and licenses under the Monsanto Patent Rights that are inconsistent with the rights granted to Calgene herein; and (iii) it has full power, right and authority to enter into and carry out its obligations under this Agreement;

     (c) The Parties, upon execution of this Agreement, shall diligently proceed with their respective development, manufacture and sale of Licensed
     Products or products, as the case may be, and shall earnestly and diligently endeavor to market the same within a reasonable time after execution of this Agreement and in quantities sufficient to meet the market demands therefore; and

     (d) The Parties and their respective Affiliates and sublicensees shall respectively endeavor to obtain all necessary government approval for the manufacture, use and sale of Licensed Products or products that a Party or its respective sublicensees plan to sell.

         5.02 No Warranties. EXCEPT FOR THE EXPRESS WARRANTIES IN PARAGRAPH 5.01, NEITHER PARTY MAKES ANY WARRANTIES TO THE OTHER REGARDING THE PATENT RIGHTS (INCLUDING, WITHOUT LIMITATION, THE VALIDITY OR SCOPE OF THE PATENT RIGHTS) OR THE LICENSED PRODUCTS OR PRODUCT (INCLUDING, WITHOUT LIMITATION, THE NONINFRINGEMENT OF THE LICENSED PRODUCTS OR PRODUCTS ON THIRD PARTY PATENT RIGHTS) OR OTHERWISE, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW.

         5.03 Indemnification. (a) Except to the extent caused by the other Party's gross negligence or willful misconduct, each Party (the "Indemnifying Party's ) shall defend and indemnify against, and hold the other Party (the "indemnitee") and its employees, directors, officers and agents harmless from, any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) incurred from a claim (other than a claim of infringement of a patent right) arising or alleged to arise out of the manufacture, use, distribution or sale of, where Monsanto is the indemnifying Party, any Licensed Product by Monsanto or any Monsanto Affiliate or sublicensee of Monsanto, and where Calgene is the indemnifying Party, any product by the Oils Division or any sublicensee of the Oils Division; provided, however, that (i) the indemnifying Party shall have sole control of such defense, and (ii) the indemnitee shall provide notice promptly to the indemnifying Party of any actual or threatened claim of which the indemnitee becomes aware.(b) Calgene indemnifies Monsanto and holds Monsanto harmless for and against any claims arising out of a breach of the representation and warranty made in Paragraph 5.01(a).(c) Monsanto indemnifies Calgene and holds Calgene harmless for and against any claims arising out of a breach of the representation and warranty made in Paragraph 5.01(b).

     ARTICLE 6.  CONFIDENTIALITY

         6.01 Confidential Information. It is anticipated that it will be necessary, in connection with their obligations under this Agreement, for Monsanto and Calgene to disclose to each other confidential propriety business and/or technical information ("Confidential Information") relating to their respective business, products and technologies. The Confidential Information shall include information disclosed in writing or other tangible form, including electronic transmissions and samples of materials. If disclosed orally, the Confidential Information shall be summarized in written form within thirty (30) days by the disclosing Party and a copy provided to the recipient.

         6.02 Confidentiality and Limited Use.(a) With respect to all Confidential Information, both Monsanto and Calgene agree as follows, it being understood that "recipient" indicates the Party receiving the Confidential Information from the other "disclosing" Party. Confidential Information disclosed to the recipient shall remain the property of the disclosing Party and shall be maintained in confidence by the recipient and shall not be disclosed to third parties by the recipient and, further, shall not be used by the recipient except for purposes contemplated in this Agreement. All confidentiality and limited use obligations with respect to the Confidential Information shall terminate ten (10) years after the disclosure of such Confidential Information.(b) Notwithstanding any provision to the contrary, a Party may disclose Confidential Information of the other: (i) in connection with the order of a court or other governmental body or as required by or in compliance with laws or regulations; (ii) in confidence, to attorneys, accountants, banks and financing sources and



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     their  advisors;  or (iii) in  confidence,  in  connection  with a proposed sublicense, merger or acquisition, or the like, so long as, in each case, the entity to which disclosure is made binds itself to confidentiality on terms consistent with those set forth herein, in an agreement in which the Party whose Confidential Information is to be disclosed is expressly named as a third party beneficiary.

         6.03 Exceptions. The obligations of confidentiality and limited use shall not apply to any of the Confidential Information which: (a) is publicly available by publication or other documented means or later becomes likewise publicly available through no act or fault of recipient; or (b) is already known to recipient before receipt from the disclosing Party, as demonstrated by recipient's written records; or (c) is made known to recipient by a third party who did not breach confidentiality obligations to the disclosing Party and which third party does not obligate recipient to hold it in confidence.Specific information should not be deemed to be within any of these exclusions merely because it is embraced by more general information falling within these exclusions.

         6.04 Disclosures to Personnel. Recipient agrees to advise those of its officers, directors, stockholders, employees, associates, agents, consultants, Affiliates, and sublicensees who become aware of the
     Confidential Information, of these confidentiality and limited use obligations and agrees, prior to any disclosure of Confidential Information to such individuals or entities, to make them bound (by written agreement or otherwise) by obligations of confidentiality and limited use of the same stringency as those contained in this Agreement.

         6.05 Confidential Status of Agreement. The terms of this Agreement including the royalty rate shall be deemed to be Confidential Information and shall be dealt with according to the confidentiality requirements of this Article 6. Both Parties agree furthermore, that neither Party will make public disclosures concerning other specific terms of this Agreement without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld, except to the extent required by law or regulation.

     ARTICLE 7.  PATENT PROSECUTION, ENFORCEMENT AND INFRINGEMENT

         7.01    Patent Prosecution.  (a) Calgene shall have the *********
     *********************************************************************
     ******************************** (b)  Monsanto shall have the
     *********************************************************************
     *****************************************.



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         7.02    Patent Enforcement. (a) Calgene and Monsanto shall each
     give prompt notice to the other of any infringement of the Patent
     Rights which may come to its attention; (b) The Party holding such
     Patent Rights shall *************************************************
     *********************************************************************
     of a ************* and to  *************************************  as it may
     deem   appropriate.   The  Party   holding   such   Patent   Rights   shall
     ********************************************************* to this Paragraph
     7.02;  (c) If the  infringing  activities  of the Third  Party  result in a
     **************************************************        relating       to
     *****************  and at the *************** from the ***************** by such Party of such infringement, the Third Party
     ***************************************************************
     ********* which are an infringement of the Patent Rights, and the Party which owns and/or controls the involved Patent Rights *******
     *******************************************************************
     ************************ (i) when such affected Party is Monsanto, it
     *************************************************************
     hereunder with **************************************************
     *****************************************************************
     *****************and (ii) when such affected Party is Calgene, Calgene
     ********************************************************************
     ************** in the **********************************************
     ********************************************************************
     ********************************************************************.
     ************************* as the case may be, ************ shall arise
     ********************************************************************
     ********************************************** and shall ***********
     **************************************************************** and
     to so ******** with the Licensed Products; (d) Neither Party shall
     ****************************************************************
     ****************************************************************
     licensed hereunder *****************************.

         7.03 Infringement. In the event of any claim or suit against Calgene or Monsanto for infringement of any intellectual property right of any Third Party as the result of the manufacture, use or sale of the Licensed Products or products by a Party or distributors, agents or customers of such Party, the Parties shall cooperate in good faith in determining how to respond to such claim or suit.

     ARTICLE 8.  TERM

         8.01 Term. The term of this Agreement shall commence on the Effective Date and, shall continue for fifteen (15) years, which term is automatically extended until the expiration of any patent listed on Exhibits D and E hereto.

         8.02 No Right to Terminate for Breach. In the event of a breach or default of any of the provisions hereof by either Party, the non-breaching non-defaulting Party may seek to recover monetary damages against the breaching or defaulting Party (after giving such Party written notice and a reasonable opportunity to cure) or to seek specific performance, injunctive or other equitable relief, other than termination of this Agreement. The non-breaching non-defaulting Party shall not have the right to terminate this Agreement.

     ARTICLE 9.  PATENT MARKING/USE OF NAMES/TRADEMARKS

         9.01 The Parties agree to mark all Licensed Products and products, as the case may be, made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

         9.02 Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, service mark or other designation of either Party hereto (including contraction, abbreviation or simulation of any of the foregoing).

     ARTICLE 10.  GENERAL PROVISIONS

         10.01 Notices. All notices and other communications required or permitted under this Agreement shall be deemed to be properly given when in writing and sent by registered or certified mail, postage prepaid or by reputable courier service or by telefax with receipt confirmation, to the other Party at the address set forth below, or at such other address as either Party may be in writing designate from time to time for these purposes.

     If to CALGENE:     Calgene, Inc.
                        1920 Fifth Street, Davis, CA 95616
                        Attention:  Roger Salquist, Chief Executive Officer

               Copy to: Calgene, Inc., 1920 Fifth Street, Davis, CA  95616
                        Attention:  Lloyd Kunimoto, Vice President

     If to MONSANTO:    Monsanto Company
                        700 Chesterfield Parkway North, St. Louis, MO 63198
                        Attention: President

     Ceregen Copy to:   Monsanto Company, 800 North Lindbergh Blvd.,
                        St. Louis, MO 63167
                         Attention: Group Patent Counsel
                        The Agricultural Group



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     10.02   Assignability.  The rights and obligations acquired herein by either Party ******************************************************
     *******************************************************************
     ************** of the other Party.  ************************** of the other Party, which ******************************************* a Party
     ***************************************** under this Agreement in
     **********************************************************
     ******************************* to which this Agreement pertains to a ******************** provided that the ***************** shall agree
     ***************************************************************** of
     this Agreement.  **********************************************
     ********* in violation of this Paragraph 10.02 shall be void and of no effect.

         10.03 Entire Agreement; Amendments; Waiver. This Agreement constitutes the full understanding of the Parties, and supersedes any and all prior agreements as they may relate to licenses granted herein, with the exception that for sales of Glyphosate tolerant products by Monsanto the agreements between the Parties regarding Glyphosate tolerant genes, dated December 20, 1994, (Settlement Agreement ) and transgenic technologies, dated April 22, 1993, (Transgenic Plants Agreement ) shall be treated in accordance with paragraph 10.13 (b) hereto. Except as otherwise specifically provided in this Agreement, no conditions, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter made in writing and signed by the Party to be bound and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement. No waiver by any Party with respect to any breach or default or of any right or remedy and no course of dealing or performance, shall be deemed to constitute a continuing waiver of any other breach or default or of any right or remedy, unless such waiver be expressed in writing signed by the Party to be bound. Failure of a Party to exercise any right shall not be deemed a waiver of such right or rights in the future.

         10.04 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

         10.05 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         10.06 Headings.  Headings as to the contents of particular Articles and
     Paragraphs are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Articles and Paragraphs to which they refer.

         10.07 Agreement References. All paragraphs and subparagraphs referred to herein are paragraphs and subparagraphs of this Agreement.

         10.08 Exhibits. The appended Exhibits form an integral part of this Agreement.

         10.09 Choice of Law. IT IS THE INTENTION OF THE PARTIES HERETO THAT ALL QUESTIONS WITH RESPECT TO THE CONSTRUCTION OF THIS AGREEMENT AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO BUSINESS ARRANGEMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

         10.10 Export Control. Notwithstanding any other provisions of this Agreement, each Party agrees to make no disclosure or use of any information or technology of the other Party furnished or made known to such Party pursuant to this Agreement, except in compliance with the laws and regulations promulgated by the Office of Export Administration, International Trade Administration, United States Department of Commerce; and in particular, the Parties agree not to export, directly or indirectly, either: (a) the technical data or technical information furnished or made known to either Party by the other pursuant to this Agreement; or (b) the "direct product" thereof or (c) any commodity produced using such technical data to any country or countries unless a general or validated license is first obtained pursuant to the Export Administration Regulations. The term "direct product", as used above, is defined to mean the immediate product (including process and services) produced directly by the use of the technical data.

         10.11 Force Majeure (a) Except for payments of money, neither of the Parties shall be liable for any default or delay in performance of any obligation under this Agreement caused by any of the following: Act of God, war, riot, fire, explosion, accident, flood, sabotage, compliance with governmental requests, laws, regulations, orders or actions, national defense requirements or any other event beyond the reasonable control of such part; or labor trouble, strike, lockout or injunction (provided that neither of the Parties shall be required to settle a labor dispute against its own best judgment);(b) The Party invoking this Paragraph 10.11 shall give the other Party notice and full particulars of each force majeure event by telephone, telegram, telex or telecopier as soon as possible after the occurrences of the cause upon which said Party is relying. Telephone, telegram, telex and telecopier notices shall be confirmed in writing by the sending Party within 5 days.

         10.12 Negation of Agency. It is agreed and understood by the Parties hereto that each of Monsanto and Calgene, in its performance of its obligations and responsibilities under this Agreement, is an independent contractor and that nothing herein contained shall be deemed to create an agency, partnership, joint venture or like relationships between the Parties. The manner in which each of Monsanto and Calgene carry out its performance under this Agreement is within each of Monsanto's and Calgene's sole discretion and control.

         10.13 Existing Agreements. Subject to the provisions of this paragraph, to the extent that rights provided under existing agreements between the Parties are not in conflict with this Agreement, this Agreement shall not terminate rights under such existing agreements.(a) For any Licensed Product, other than sales of Glyphosate tolerant canola by Monsanto, if a Party would have an obligation to pay royalties to the other Party both under this Agreement and under a prior agreement between the parties, the payment due the other Party shall be determined only under this Agreement.(b) Royalties and fees for a Glyphosate tolerant canola Licensed Product produced by Monsanto shall be determined as follows:(i) if all necessary Calgene Patent Rights utilized by Monsanto in conferring glyphosate tolerance to such Licensed Product is covered by the Settlement Agreement and/or the Transgenic Plants Agreement, the royalties payable to Calgene shall be determined pursuant to such Settlement Agreement and/or Transgenic Plants Agreement, as the case may be;(ii) if such Licensed Product incorporates a Calgene Patent Right for any purpose other than conferring glyphosate tolerance to such Licensed Product the royalties payable to Calgene shall be determined pursuant to this Agreement.For example: if Monsanto sells glyphosate tolerant genetically transformed canola with a non- genetically engineered oil composition the royalties would be those called for in the Transgenic Plants Agreement; if Monsanto sells Glyphosate tolerant canola which also produces an oil which has been modified using Calgene Technology licensed under this agreement, the royalty payable to Calgene for such Licensed Product shall be determined pursuant to this Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

     CALGENE, INC.                      MONSANTO COMPANY

     By: /s/Roger H. Salquist           By: /s/H.A. Verfaillie
     Print Name Roger H. Salquist       Print Name  H.A. Verfaillie
     Title: Chmn and CEO                Title: Executive VP

     Exhibit A







         EXHIBIT A CONTAINS CONFIDENTIAL MATERIALS WHICH HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B






        EXHIBIT B CONTAINS CONFIDENTIAL MATERIALS WHICH HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C






        EXHIBIT C CONTAINS CONFIDENTIAL MATERIALS WHICH HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D







        EXHIBIT D CONTAINS CONFIDENTIAL MATERIALS WHICH HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E









        EXHIBIT E CONTAINS CONFIDENTIAL MATERIALS WHICH HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.